                                 EXHIBIT 10.84


                  FIRST AMENDMENT TO LEASE AGREEMENT FOR THE

                               COMDATA BUILDING

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     This First Amendment to Lease (the "Amendment") has been entered into as of the 19th day of October, 2000, by and between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, having its principal business address located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 ("Lessor") and COMDATA NETWORK, INC., a Maryland corporation, having its principal business address located at 5301 Maryland Way, Brentwood, TN, 37027 ("Lessee").

     WHEREAS, Lessor and Lessee entered into that certain Lease Agreement dated as of June 20, 1996 (the "Lease") under the terms of which Lessee leased the Leased Premises (as defined in the Lease);

     WHEREAS, Lessor desires to sell the Leased Premises to a third party and is marketing the Leased Premises for sale; and

     WHEREAS, Lessor and Lessee wish to extend and amend the Lease effective as of the date of a sale to a third party to make the Leased Premises more marketable.

     NOW, THEREFORE, for mutual consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Lessor and Lessee agree as follows:

     1. All capitalized terms used herein which are not defined herein shall have the meanings ascribed to them in the Lease.

     2. The terms of this Amendment shall be effective only in the event that Lessor conveys the Leased Premises to a third party, and shall be effective from and after the date on which such a conveyance occurs (the "Sale Date").

     3. The first sentence of Article IV of the Lease is hereby replaced, in its entirety, with the following:

     The term of the Lease shall commence on the Commencement Date and shall end on the date which is fifteen (15) years from the last day of the month in which the Sale Date occurs (the "Lease Term").

     4. Article XXXII of the Lease is hereby replaced, in its entirety, with the following:

                                 ARTICLE XXXII
                           ASSIGNMENT AND SUBLETTING

         32.1 Lessee shall not assign, transfer, mortgage or otherwise encumber this Lease or all or substantially all of Lessee's rights hereunder or interest herein or sublet all or substantially all of the Leased Premises without obtaining the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. No assignment or transfer of this Lease or the right of occupancy hereunder may be effectuated by operation of law or otherwise without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessee's consent to any assignment, subletting or occupancy shall not be construed as relieving Lessee or any assignee, subtenant or occupant from the obligation of obtaining Lessor's prior written consent to any subsequent assignment, subletting or occupancy. Provided that Lessee is not in default hereunder, Lessor expressly consents to Lessee's assignment or subletting of the Leased Premises, or any part thereof, to any parent, subsidiary or affiliate of Lessee or of Ceridian Corporation.

          32.2 If at any time during the Lease Term Lessee desires to transfer, assign or sublet all or substantially all of the Leased Premises, then in connection with Lessee's request to Lessor for Lessor's consent thereto, Lessee shall give notice to Lessor in writing of the identity of the proposed assignee or subtenant and its business, the terms of the proposed assignment or subletting and the commencement date of the proposed assignment or subletting. Lessee shall also transmit therewith the most recent financial statement or other evidence of financial responsibility of such assignee or subtenant. Within ten (10) business days after receipt by Lessor of Lessee's notice and information, Lessor shall reasonably approve or disapprove the subletting or assignment.

          32.3 No subletting or assignment shall relieve Lessee of Lessee's obligations under this Lease. The consent by Lessor to any assignment, subletting, or occupancy shall not be construed as a waiver or release of Lessee from liability for the performance of any covenant or obligation to be performed by Lessee under this Lease, nor shall the collection or acceptance of Rent from any assignee, subtenant or occupant constitute a waiver or release of Lessee from any of its liabilities or obligations under this Lease.

          32.3 All restrictions and obligations imposed pursuant to this Lease on Lessee shall be deemed to extend to any subtenant, assignee, licensee, concessionaire or occupant of Lessee.

          32.4 Any attempted assignment or sublease by Lessee in violation of the terms and covenants of this Lease shall be null and void.

     5.   Article XXXIII of the Lease is hereby deleted in its entirety.

     6. Article XXXIV of the Lease is hereby replaced, in its entirety, with the following:

                                 ARTICLE XXXIV
                                   EXTENSION

          Lessee shall have one (1) option to extend the Lease under the same terms and conditions as provided herein for a five (5) year term, exercisable by providing Lessor written notice (the "Notice") of Lessee's intent to exercise the extension at least one year prior to the expiration date of the Lease Term. The Base Rental for the renewal option period shall be calculated in accordance with the formula set forth on Exhibit D,
                                                                     ---------
     provided that Lessee shall have no obligation to extend pursuant to this
     Article XXXIV until the Base Rental for the option period is established and Lessee accepts such rate within sixty (60) days of Lessor's receipt of the Notice.

     7. Exhibit D of the Lease is hereby replaced with the Exhibit D attached hereto and made a part hereof.

     8. Exhibit P of the Lease is hereby deleted in its entirety. To the extent that the Purchase Option Agreement set forth in Exhibit P was executed by Lessor and Lessee, Lessor and Lessee hereby agree to terminate said Purchase Option Agreement.

     9. Lessor hereby agrees that, at Lessee's sole option, Lessor shall either pay Lessee on the Sale Date the amount of $600,000.00 or shall provide Lessee, on the Base Rental payment dates following the Sale Date, with a rent credit in the aggregate amount of $600,000.00.

     10. The parties hereto hereby agree to execute and record the First Amendment to Memorandum of Lease and Termination of Memorandum of Option attached hereto as Exhibit A-1 and made a part hereof.

     11. Except as herein amended, the Lease remains in full force and effect.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this First Amendment as of the date first set forth above.

LESSOR:
------

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation

By: Northwestern Investment Management Company, a Wisconsin corporation, its wholly owned subsidiary and authorized representative

     By:/s/ Donald L. O'Dell
        ------------------------
        Donald L. O'Dell
        Its Managing Director
              SIGNATURES CONTINUED ON FOLLOWING PAGE

                    SIGNATURES CONTINUED FROM PREVIOUS PAGE
LESSEE:
------

COMDATA NETWORK, INC., a Maryland corporation

By:/s/ Jason Griska
   ---------------------------------
       Jason Griska
   ---------------------------------
   Its EVP, Finance
      ------------------------------


CONSENT OF GUARANTOR:

By its signature below, CERIDIAN CORPORATION, a Delaware corporation, ("Guarantor") the guarantor of the Lease under that certain Guaranty of Lease dated as of June 20, 1996 (the "Guarantee"), hereby consents to the modifications to the Lease set forth in this First Amendment. Guarantor's consent to said modifications shall not be deemed to be an amendment of the provisions of section 2(a) of the Guarantee and Guarantor hereby agrees that its consent shall not be required for the modifications set forth in this First Amendment or in any future amendment of the Lease.

CERIDIAN CORPORATION, a Delaware corporation

By: /s/ Gary M. Nelson
   --------------------------------------
        Gary M. Nelson, Vice President
   --------------------------------------
   Its  General Counsel & Secretary
      -----------------------------------

                                  EXHIBIT A-1


Tennessee
RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Ave. - Rm. N16WC
Milwaukee, WI 53202
Attn:  Rosemary Poetzel



            FIRST AMENDMENT TO MEMORANDUM OF LEASE AND TERMINATION
            ------------------------------------------------------
                        OF ORIGINAL MEMORANDUM OF LEASE
                        -------------------------------

     This First Amendment to Memorandum of Lease and Termination of Original Memorandum of Lease (the "Amendment") has been entered into as of the ____ day of ______________, 2000, by and between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, having its principal business address located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 ("Lessor") and COMDATA NETWORK, INC., a Maryland corporation, having its principal business address located at 5301 Maryland Way, Brentwood, TN, 37027 ("Lessee").

     WHEREAS, Eakin & Smith, Inc., a Tennessee corporation, ("Eakin & Smith") and Lessee entered into that certain Agreement of Lease dated as of November 29, 1988 (the "Original Lease"), and a Memorandum of Lease (the "Original Memorandum of Lease") with respect to the Original Lease was recorded in Book 766, Page 238 in the Register's Office of Williamson County, Tennessee;

     WHEREAS, a second Memorandum of Lease (the "Memorandum of Lease") with respect to the Lease was recorded in Book ______, Page ______ in the Register's Office of Williamson County, Tennessee;

     WHEREAS, Lessor purchased the premises demised under the Original Lease from Eakin & Smith and Lessor and Lessee terminated the Original Lease and entered into that certain Lease Agreement dated as of June 20, 1996 (the "New Lease") under the terms of which Lessee leased the Leased Premises (as defined in the Lease); and

     WHEREAS, Lessor and Lessee have entered into that certain First Amendment to Lease dated as of October 19, 2000.

     NOW, THEREFORE, for mutual consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Lessor and Lessee agree as follows:

     1.  The Original Memorandum of Lease is hereby terminated as of the Sale
Date.

     2. It is hereby acknowledged that the Agreement of Lease dated November 29, 1988 by and between Eakin & Smith and Lessee, as amended, was terminated and replaced by that certain Lease Agreement dated as of June 20, 1996 by and between Lessee and Lessor, as assignee of Eakin & Smith, demising the same premises and additional premises (the "New Lease"), as amended by that certain First Amendment to Lease dated as of October 19, 2000 (the "First Amendment") by and between Lessor and Lessee (as amended, the "Amended New Lease"). All references to the "Lease" in the Memorandum of Lease shall be deemed to refer to the Amended New Lease. The terms of the Amended New Lease are as set forth herein, and all provisions of the Memorandum of Lease and the Exhibit A attached to the Memorandum of Lease are hereby deleted in their entirety and replaced with the terms set forth herein.

     3. The Amended New Lease demises the real property situated in Brentwood, Williamson County, Tennessee, the legal description of which is attached hereto as Exhibit A-1, and all improvements thereon (said land and said improvements shall be known herein as the "Demised Premises").

     4. The term of the Amended New Lease is fifteen (15) years from _____________ [the last day of the month in which the conveyance of the premises demised therein by Lessor to a third party occurs]. Lessee has one option to extend the Amended New Lease for a five year term. Such extension term is subject to the terms and conditions set forth in the Amended New Lease.

     5. The option to purchase provided for in the New Lease has been terminated by the First Amendment. There is no option to purchase or right of first refusal in the Amended New Lease.

     6. A true and correct copy of the New Lease and the First Amendment are available for inspection at the office of Comdata Network, Inc., 5301 Maryland Way, Brentwood, Tennessee, 37027.

     7. NOW, THEREFORE, Lessor hereby grants, leases and demises unto Lessee the Demised Premises together with all rights and privileges and appurtenances thereto, and all buildings, improvements, equipment and other property now or hereafter located on and within the Demised Premises, all subject to and in accordance with the terms, conditions and provisions of the Amended New Lease, all of which are incorporated herein and made a part hereof by reference as fully and particularly as if set out herein verbatim.

     8. Except as herein amended, the Memorandum of Lease remains in full force and effect. Lessor and Lessee hereby agree that this Amendment is solely for the purpose of providing an instrument for recording, and in no way limits, enlarges, supersedes or replaces any of the terms, covenants, conditions, obligations, rights or remedies of Lessor or Lessee under the Amended New Lease.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date first set forth above.

LESSOR:
------

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation

By: Northwestern Investment Management Company, a Wisconsin corporation, its wholly owned subsidiary and authorized representative

     By:_______________________________
        _______________________________
        Its Managing Director

     Attest:___________________________
            ___________________________
            Its Assistant Secretary

LESSEE:
------

COMDATA NETWORK, INC., a Maryland corporation

By:_______________________________
   _______________________________
   Its____________________________

Attest:___________________________
       ___________________________
       ___________________________

STATE OF WISCONSIN    )
                      )ss.
COUNTY OF MILWAUKEE   )

On this ______ day of _____________, 2000, before me personally appeared _________________ and _________________ with whom I am personally acquainted, and who upon oath acknowledged themselves to be the Managing Director and Assistant Secretary respectively, of Northwestern Investment Management Company, a Wisconsin corporation, said corporation being known to me to be the authorized representative of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, the corporation that executed the foregoing instrument, and acknowledged to me that Northwestern Investment Management Company executed the same as such authorized representative, and that they as such Managing Director and Assistant Secretary respectively, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation, as authorized representatives, by themselves as Managing Director and Assistant Secretary respectively, and by affixing thereto the common corporate seal of such corporation.

WITNESS WHEREOF, I have hereunto set my hand and official seal.

My commission expires ___________________

                                                 _______________________________
                                                 Notary Public

STATE OF           )
                   )ss.
COUNTY OF          )

On this_______day of_____________, 2000, before me personally appeared ___________________ and __________________ with whom I am personally acquainted, and who upon oath acknowledged themselves to be the ____________________ and ____________________, respectively, of COMDATA NETWORK, INC., a Maryland corporation, and that as such ____________________ and _________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such ____________________ and _________________, and by affixing thereto the common corporate seal of such corporation.

WITNESS WHEREOF, I have hereunto set my hand and official seal.

My commission expires

                                            ____________________________________
                                            Notary Public

                                  EXHIBIT A-1

             LEGAL DESCRIPTION OF ORIGINAL AND EXPANSION PROPERTY

                                   EXHIBIT D

                            BASE RENTAL CALCULATION
                            -----------------------

Monthly Base Rental payable during the initial Lease Term shall be determined as follows:

     (a) During the period from the Commencement Date until April 1, 1997, the Base Rental shall be $132,136.67 (which is one-twelfth of the product of (i) $15,856,400 multiplied by (ii) 10.00%).

     (b) During the period from the April 1, 1997 through the end of the initial Lease Term, the Base Rental for the months during the remainder of the Lease Term shall be one-twelfth of the product of (i) $23,986,716.00, and (ii) the Rental Factor then in effect, as specified in the following table:

                Lease Year                      Rental Factor
                ----------                      -------------

                 1-5                              10.00%
                 6-10                             10.25%
                 11-15                            10.50%
                 15-End of Lease Term             10.75%

In the event that Lessee exercises the five (5) year option to extend the Lease Term pursuant to Article XXXIV hereof, Base Rental for each month of the extension period shall equal the greater of (i) the Base Rental in force during the last Lease Year of the Lease Term, or (ii) 90% of the Market Rental Rate (as hereafter defined and determined) as of the beginning of the last Lease Year of the Lease Term.

As used herein, the "Market Rental Rate" shall be the fair market rental (expressed in terms of dollars per square foot per month) for a lease of the Leased Premises subject to the terms contained in the Lease for a term equivalent to that of the extension option and shall be determined as follows:

          (i) Upon Lessor's receipt of Lessee's written notice of its intent to exercise the option to extend pursuant to Article XXXIV of this Lease, Lessor and Lessee will consult with each other in an effort to arrive at the Market Rental Rate for the extension period. Any agreement as to the Market Rental Rate shall be set forth in a writing signed by Lessor and Lessee.

          (ii) If Lessor and Lessee fail to agree in writing on such Market Rental Rate within ten (10) days of Lessor's receipt of notice of Lessee's intent to exercise the option to extend, Lessor shall provide to Lessee a written appraisal ("Lessor's Appraisal") of the Market Rental Rate prepared by a Qualified

     Appraiser (as hereafter defined) selected by Lessor within thirty (30) days of expiration of the ten day period referred to above.

               (iii) If Lessee agrees with Lessor's Appraisal, Lessee shall so notify Lessor in writing within thirty (30) days of its receipt thereof.
     If Lessee disagrees with Lessor's Appraisal, Lessee shall within thirty
     (30) days of its receipt of Lessor's Appraisal provide to Lessor a written appraisal ("Lessee's Appraisal") of the Market Rental Rate prepared by a Qualified Appraiser selected by Lessee. Lessee's failure within such 30-day period to provide Lessor with either (A) written notice of its agreement with Lessor's Appraisal or (B) its own Lessee's Appraisal shall be conclusively deemed to mean that Lessee elects not to extend the Lease Term and thereafter Lessee shall have no further rights to extend the Lease Term pursuant to Article XXXIV.

               (iv) If Lessee provides Lessor with Lessee's Appraisal within the 30-day period, and if the Market Rental Rate of Lessor's Appraisal is not more than 105% of Lessee's Appraisal, the Market Rental Rate shall be the average of the two appraisals.

               (v) If Lessor's Appraisal is more than 105% of Lessee's Appraisal, Lessor's appraiser and Lessee's appraiser shall, within ten days of Lessee's delivery to Lessor of Lessee's Appraisal, choose a third Qualified Appraiser to make a third appraisal of the Market Rental Rate of the Property. If they are unable to select such third Qualified Appraiser within such ten day period, either party may apply to the head of the local unit of the American Arbitration Association (AAA) for appointment of the third Qualified Appraiser, and the selection by the AAA shall be conclusive. The Market Rental Rate shall then be the average of the two (2) appraisals closest to each other. If the appraisal of the third Qualified Appraiser is the average of the Lessor's Appraisal and the Lessee's Appraisal, the Market Rental Rate shall be the appraisal made by the third Qualified Appraiser.

Lessor and Lessee shall each pay the cost of its respective appraiser. The costs of the third Qualified Appraiser and the AAA shall be shared equally between Lessor and Lessee.

As used in this Lease, a "Qualified Appraiser" shall be an appraiser who has earned the MAI designation and who has at least seven (7) years of experience in appraising commercial property in the Brentwood and Nashville, Tennessee area.